UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 22, 2012

                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
              (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

                FLORIDA               000-30392              13-4172059
               ---------              ---------              ----------
            (STATE OR OTHER     (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
             JURISDICTION)                                 IDENTIFICATION)
            OF INCORPORATION)

                 200 PROGRESS DRIVE, MONTGOMERYVILLE, PA 18936

              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142 and (215) 699-0730

                                      N/A

         (Former name or former address, if changed since last report)



|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 8.01        OTHER EVENTS

As previously reported, effective May 1, 2012, the landlord of the Company's wholly owned subsidiary ESW Canada, Inc. ("ESWC") terminated the lease agreement for the ESWC facility located at 335 Connie Crescent, Concord Ontario Canada (the "Facility"). The Facility had been vacated prior to the lease termination. Thereafter effective May 22, 2012, ESWC and its former landlord entered into an agreement for the full release of any future obligations under the prior lease agreement (the "Agreement") subject to payment of a mutually agreed consideration payable through September 2012. The Agreement provides for a full and complete release of ESWC by landlord for the consideration under the Agreement which is not considered material to the Company.


                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.

Date: May 30, 2012

                                           By:  /s/ Mark Yung
                                                -------------
                                                Mark Yung
                                                Executive Chairman